Exhibit 10.4

BANK OF AMERICA, N.A.	BARCLAYS BANK PLC
MERRILL, LYNCH, PIERCE, FENNER &	745 Seventh Avenue
SMITH INCORPORATED	New York, NY 10019
One Bryant Park
New York, NY 10036

WELLS FARGO BANK,	HSBC SECURITIES (USA) INC.
NATIONAL ASSOCIATION	HSBC BANK USA, NATIONAL ASSOCIATION
One Boston Place, 19th Floor	452 Fifth Avenue
Boston, MA 02108	New York, NY 10018

J.P. MORGAN SECURITIES LLC	PNC CAPITAL MARKETS LLC
JP MORGAN CHASE BANK, N.A.	PNC BANK, NATIONAL ASSOCIATION
383 Madison Avenue, 24th Floor	340 Madison Ave. 11th Floor
New York, NY 10179	New York, NY 10173

TD BANK, N.A.	U.S. BANK NATIONAL ASSOCIATION
NY3-327-241	MK-IL-RY3B
125 Park Avenue, 24th Floor	209 South LaSalle Street, Suite 300
New York, NY 10017	Chicago, IL 60604

PERSONAL AND CONFIDENTIAL

May 10, 2016

Staples, Inc.
500 Staples Drive
Framingham, MA 01702
Attention:  Ronald L. Sargent, Chairman and Chief Executive Officer

Project Warrior
$3,000,000,000 ABL Facility
Amendment to Second Amended and Restated Commitment Letter

Ladies and Gentlemen:

Reference is hereby made to that certain Second Amended and Restated Commitment Letter, dated as of February 2, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Commitment Letter”) from (i) Bank of America, N.A. (“Bank of America”), (ii) Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), (iii) Barclays Bank PLC (“Barclays”, together with Bank of America and MLPFS, collectively, the “Original Commitment Parties”), (iv) Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to that certain Joinder to Second Amendment and Restated Commitment Letter, dated February 2, 2016, (v) HSBC Bank USA, N.A. (“HSBC Bank”) and HSBC Securities (USA) Inc., (“HSBC Securities”) pursuant to that certain Joinder to Second Amendment

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and Restated Commitment Letter, dated February 2, 2016, (vi) PNC Bank, National Association (“PNC Bank”) and PNC Capital Markets LLC (“PNCCM”) pursuant to that certain Joinder to Second Amendment and Restated Commitment Letter, dated February 2, 2016, (vii) TD Bank, N.A. (“TD Bank”) pursuant to that certain Joinder to Second Amendment and Restated Commitment Letter, dated February 2, 2016, (viii) U.S. Bank National Association (“U.S. Bank”) pursuant to that certain Joinder to Second Amendment and Restated Commitment Letter, dated February 2, 2016 and (ix) JPMorgan Chase Bank, N.A. (“JPMCB”) and J.P. Morgan Securities LLC (“JPMS”, and together with the Original Commitment Parties, Wells Fargo, HSBC Bank, HSBC Securities, PNC Bank, PNCCM, TD Bank, U.S. Bank and JPMCB, collectively, the “Commitment Parties”) pursuant to that certain Joinder to Second Amendment and Restated Commitment Letter, dated February 2, 2016 to Staples, Inc., a Delaware corporation (the “Company”).  Capitalized terms used herein without definition shall have the meanings set forth in the Commitment Letter.

The Commitment Parties and the Company hereby agree to amend clause (iv) of the first paragraph of Section 10 (Termination; Acceptance) of the Commitment Letter by deleting the date “May 10, 2016” in both instances in clause (iv) of the first paragraph of such Section 10 that such date appears and inserting in lieu thereof, in both instances, the date “May 31, 2016”.

In connection therewith, the Commitment Parties and the Company further agree to amend Section 4.01(q) of the ABL Draft Credit Agreement by deleting the date “May 10, 2016” in both instances in such Section that such date appears and inserting in lieu thereof, in both instances, the date “May 31, 2016”.

Except as amended by this letter agreement (this “Letter Agreement”), the Commitment Letter shall remain in full force and effect.  This Letter Agreement may be executed in any number of counterparts, each of which when executed will be an original and all of which, when taken together, will constitute one agreement.  Delivery of an executed counterpart of a signature page of this Letter Agreement by facsimile or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

[The remainder of this page is intentionally left blank.]

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Please evidence your agreement with the terms of this letter agreement by returning executed counterparts of this letter agreement.

Very truly yours,

BANK OF AMERICA, N.A.

By:	/s/ Andrew Cerussi
Name: Andrew Cerussi
Title: Director

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ Andrew Cerussi
Name: Andrew Cerussi
Title: Director

[Signature Page to Amendment to Second Amended and Restated Commitment Letter]

BARCLAYS BANK PLC

By:	/s/ Joseph Jordan
Name: Joseph Jordan
Title: Managing Director

[Signature Page to Amendment to Second Amended and Restated Commitment Letter]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Michael Stavrakos
Name: Michael Stavrakos
Title: Vice President

[Signature Page to Amendment to Second Amended and Restated Commitment Letter]

HSBC SECURITIES (USA) INC.

By:	/s/ Richard Jackson
Name: Richard Jackson
Title: Managing Director

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Robert Devir
Name: Robert Devir
Title: Managing Director

[Signature Page to Amendment to Second Amended and Restated Commitment Letter]

PNC CAPITAL MARKETS LLC

By:	/s/ Brian D Prettyman
Name: Brian D Prettyman
Title: Managing Director

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Kevin Madigan
Name: Kevin Madigan
Title: SVP

[Signature Page to Amendment to Second Amended and Restated Commitment Letter]

TD BANK, N.A.

By:	/s/ Cyntra Trani
Name: Cyntra Trani
Title: Senior Vice President

[Signature Page to Amendment to Second Amended and Restated Commitment Letter]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Carol Anderson
Name: Carol Anderson
Title: Vice President

[Signature Page to Amendment to Second Amended and Restated Commitment Letter]

J.P. MORGAN SECURITIES LLC

By:	/s/ Uri Birkenfeld
Name: Uri Birkenfeld
Title: Executive Director

JPMORGAN CHASE BANK, N.A.

By:	/s/ Lauren Baker
Name: Lauren Baker
Title: Vice President

[Signature Page to Amendment to Second Amended and Restated Commitment Letter]

Accepted and agreed to as of
the date first above written:

STAPLES, INC.

By:	/s/ Christine T. Komola
	Name:	Christine T. Komola
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Amendment to Second Amended and Restated Commitment Letter]